UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	2

Financial Highlights
(unaudited)

	Three Months Ended		Twelve Months Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015

Operating Information
Number of Communities			101	98
Rental and Related Income	$23,366,346	$20,639,113	$90,679,557	$74,762,548
Community Operating Expenses	$10,644,368	$9,759,692	$42,638,333	$37,049,462
Community NOI	$12,721,978	$10,879,421	$48,041,224	$37,713,086
Expense Ratio	45.6%	47.3%	47.0%	49.6%
Sales of Manufactured Homes	$1,777,351	$1,285,030	$8,534,272	$6,754,123
Number of Homes Sold	38	34	170	135
Number of Rentals Added	212	401	927	1,113
Net Income	$3,376,615	$174,461	$11,534,559	$2,144,205
Net Loss Attributable to Common Shareholders	$(413,132)	$(2,425,296)	$(2,568,873)	$(6,122,993)
EBITDA	$13,380,376	$10,451,717	$50,565,254	$36,368,381
FFO	$5,686,945	$3,000,535	$20,647,390	$12,834,786
Core FFO	$5,719,937	$3,894,051	$20,731,742	$14,267,036
Normalized FFO	$5,333,472	$3,817,240	$18,446,441	$14,187,806

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	28,829,801	26,978,257	27,808,895	25,932,626
Net Loss Attributable to Common Shareholders per Share - Basic and Diluted	$(0.01)	$(0.10)	$(0.09)	$(0.24)
FFO per Share- Diluted	$0.19	$0.11	$0.73	$0.49
Core FFO per Share- Diluted	$0.20	$0.14	$0.74	$0.55
Normalized FFO per Share- Diluted	$0.18	$0.14	$0.66	$0.55

Dividends per Common Share	$0.18	$0.18	$0.72	$0.72

Balance Sheet
Total Assets			$680,444,818	$600,317,390
Total Liabilities			$363,412,851	$354,078,965

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$351,310,977	$340,912,008
Equity Market Capitalization			$442,301,606	$274,118,801
Series A Preferred Stock			$91,595,000	$91,595,000
Series B Preferred Stock			$95,030,000	$45,030,000
Total Market Capitalization			$980,237,583	$751,655,809

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	3

Consolidated Balance Sheets

	December 31, 2016	December 31, 2015
ASSETS
Investment Property and Equipment	1	1
Land	$47,476,314	$45,477,814
Site and Land Improvements	398,776,390	377,215,400
Buildings and Improvements	21,101,836	20,307,097
Rental Homes and Accessories	172,862,227	134,708,763
Total Investment Property	640,216,767	577,709,074
Equipment and Vehicles	14,986,196	13,697,460
Total Investment Property and Equipment	655,202,963	591,406,534
Accumulated Depreciation	(140,255,603)	(117,761,146)
Net Investment Property and Equipment	514,947,360	473,645,388

Other Assets
Cash and Cash Equivalents	4,216,592	6,535,897
Securities Available for Sale at Fair Value	108,755,172	75,011,260
Inventory of Manufactured Homes	17,424,574	14,311,410
Notes and Other Receivables, net	20,323,191	20,028,574
Prepaid Expenses and Other Assets	4,497,937	4,062,813
Land Development Costs	10,279,992	6,722,048
Total Other Assets	165,497,458	126,672,002

TOTAL ASSETS	$680,444,818	$600,317,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$293,025,592	$283,049,802
Other Liabilities
Accounts Payable	2,962,037	2,816,290
Loans Payable, net of Unamortized Debt Issuance Costs	58,285,385	57,862,206
Accrued Liabilities and Deposits	4,820,142	6,696,577
Tenant Security Deposits	4,319,695	3,654,090
Total Other Liabilities	70,387,259	71,029,163
Total Liabilities	363,412,851	354,078,965

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 3,663,800 shares authorized, issued and outstanding as of December 31, 2016 and 2015, respectively	91,595,000	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 and 2,000,000 shares authorized; 3,801,200 and 1,801,200 shares ssued and outstanding as of December 31, 2016 and 2015, respectively	95,030,000	45,030,000
Common Stock – $0.10 par value per share: 75,000,000 and 62,000,000 shares authorized; 29,388,811 and 27,086,838 shares issued and outstanding as of December 31, 2016 and 2015, respectively	2,938,881	2,708,684
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of December 31, 2016 and 2015, respectively	-0-	-0-
Additional Paid-In Capital	111,422,691	109,629,260
Accumulated Other Comprehensive Income (Loss)	16,713,188	(2,056,726)
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	317,031,967	246,238,425

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$680,444,818	$600,317,390

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	4

Consolidated Statements of Income (Loss)

	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015
INCOME:
Rental and Related Income	$23,366,346	$20,639,113	$90,679,557	$74,762,548
Sales of Manufactured Homes	1,777,351	1,285,030	8,534,272	6,754,123
TOTAL INCOME	25,143,697	21,924,143	99,213,829	81,516,671

EXPENSES:
Community Operating Expenses	10,644,368	9,759,692	42,638,333	37,049,462
Cost of Sales of Manufactured Homes	1,187,933	849,224	6,466,520	5,058,350
Selling Expenses	581,544	646,667	2,852,405	2,788,360
General and Administrative Expenses	2,071,626	2,080,805	8,004,925	7,345,644
Acquisition Costs	27,871	507,881	79,231	957,219
Depreciation Expense	6,121,424	5,411,952	23,214,100	18,877,511
TOTAL EXPENSES	20,634,766	19,256,221	83,255,514	72,076,546

OTHER INCOME (EXPENSE):
Interest Income	377,727	432,505	1,584,585	1,819,567
Dividend Income	1,801,309	1,176,253	6,636,126	4,399,181
Gain on Sales of Securities, net	386,465	76,811	2,285,301	204,230
Other Income	109,077	142,772	504,759	435,816
Interest Expense	(3,828,241)	(4,307,923)	(15,432,364)	(14,074,446)
TOTAL OTHER INCOME (EXPENSE)	(1,153,663)	(2,479,582)	(4,421,593)	(7,215,652)

Income before Gain (Loss) on Sales of Investment Property and Equipment	3,355,268	188,340	11,536,722	2,224,473
Gain (Loss) on Sales of Investment Property and Equipment	21,347	(13,879)	(2,163)	(80,268)
NET INCOME	3,376,615	174,461	11,534,559	2,144,205

Less: Preferred Dividends	3,789,747	2,599,757	14,103,432	8,267,198

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(413,132)	$(2,425,296)	$(2,568,873)	$(6,122,993)

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	5

Consolidated Statements of Cash Flows

	Twelve Months Ended
	12/31/2016	12/31/2015
	1	1
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$11,534,559	$2,144,205
Non-Cash Items Included in Net Income:
Depreciation	23,214,100	18,877,511
Amortization of Financing Costs	733,485	829,017
Stock Compensation Expense	1,064,678	855,768
Provision for Uncollectible Notes and Other Receivables	909,397	1,123,926
Gain on Sales of Securities, net	(2,285,301)	(204,230)
Loss on Sales of Investment Property and Equipment	2,163	80,268
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(3,113,164)	(2,004,695)
Notes and Other Receivables	(1,204,014)	840,066
Prepaid Expenses and Other Assets	(435,124)	(706,779)
Accounts Payable	145,747	991,997
Accrued Liabilities and Deposits	(1,878,719)	1,976,958
Tenant Security Deposits	665,605	904,200
Net Cash Provided by Operating Activities	29,353,412	25,708,212

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities, net of Mortgages Assumed	(4,081,798)	(78,926,525)
Purchase of Investment Property and Equipment	(58,184,812)	(51,218,338)
Proceeds from Sales of Investment Property and Equipment	1,114,503	777,394
Additions to Land Development Costs	(3,728,869)	(921,141)
Purchase of Securities Available for Sale	(27,518,151)	(23,019,035)
Proceeds from Sales of Securities Available for Sale	14,831,737	4,633,019
Net Cash Used in Investing Activities	(77,567,390)	(148,674,626)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of Mortgages Assumed	31,804,000	139,432,000
Net Proceeds (Payments) on Short Term Borrowings	406,935	(19,452,727)
Principal Payments of Mortgages and Loans	(25,072,315)	(37,756,234)
Financing Costs on Debt	(668,338)	(2,311,829)
Proceeds from Issuance of Preferred Stock, net	49,120,853	43,042,124
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	20,012,393	22,593,531
Proceeds from Exercise of Stock Options	2,485,060	170,075
Preferred Dividends Paid	(14,563,645)	(7,556,588)
Common Dividends Paid, net of Dividend Reinvestments	(17,630,270)	(16,740,833)
Net Cash Provided by Financing Activities	45,894,673	121,419,519

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,319,305)	(1,546,895)
CASH AND CASH EQUIVALENTS – BEGINNING OF YEAR	6,535,897	8,082,792
CASH AND CASH EQUIVALENTS – END OF YEAR	$4,216,592	$6,535,897

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	6

Reconciliation of Net Income to EBITDA and Net Loss Attributable
to Common Shareholders to FFO, Core FFO and Normalized FFO
	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Reconciliation of Net Income To EBITDA
Net Income	$3,376,615	$174,461	$11,534,559	$2,144,205
Interest Expense	3,828,241	4,307,923	15,432,364	14,074,446
Franchise Taxes	26,225	49,500	305,000	315,000
Depreciation Expense	6,121,424	5,411,952	23,214,100	18,877,511
Acquisition Costs	27,871	507,881	79,231	957,219
EBITDA	$13,380,376	$10,451,717	$50,565,254	$36,368,381
Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations
Net Loss Attributable to Common Shareholders	$(413,132)	$(2,425,296)	$(2,568,873)	$(6,122,993)
Depreciation Expense	6,121,424	5,411,952	23,214,100	18,877,511
Gain (Loss) on Sales of Depreciable Assets	(21,347)	13,879	2,163	80,268
Funds from Operations (“FFO”)	5,686,945	3,000,535	20,647,390	12,834,786
Adjustments:
Acquisition Costs	27,871	507,881	79,231	957,219
Cost of Early Extinguishment of Debt	5,121	385,635	5,121	475,031
Core Funds from Operations (“Core FFO”)	5,719,937	3,894,051	20,731,742	14,267,036
Adjustments:
Gain on Sale of Securities, net	(386,465)	(76,811)	(2,285,301)	(204,230)
Settlement of Memphis Mobile City Litigation	-0-	-0-	-0-	125,000
Normalized Funds From Operations (“Normalized FFO”)	$5,333,472	$3,817,240	$18,446,441	$14,187,806

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios
(unaudited)

	Twelve Months Ended
	12/31/2016		12/31/2015
Shares Outstanding	29,388,811		27,086,838
Market Price Per Share	$15.05		$10.12
Equity Market Capitalization	$442,301,606		$274,118,801
Total Debt	351,310,977		340,912,008
Preferred	186,625,000		136,625,000
Total Market Capitalization	$980,237,583		$751,655,809

Total Debt	$351,310,977		$340,912,008
Less: Cash and Cash Equivalents	(4,216,592)		(6,535,897)
Net Debt	347,094,385		334,376,111
Less: Securities Available for Sale at Fair
Value (“Securities”)	(108,755,172)		(75,011,260)
Net Debt Less Securities	$238,339,213		$259,364,851

Interest Expense	$15,432,364		$14,074,446
Capitalized Interest	359,906		277,944
Preferred Dividends	14,103,432		8,267,198
Total Fixed Charges	$29,895,702		$22,619,588

EBITDA	$50,565,254		$36,368,381

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	35.4%		44.5%

Net Debt Plus Preferred / Total Market Capitalization	54.4%		62.7%

Net Debt Less Securities / Total Market Capitalization	24.3%		34.5%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	43.4%		52.7%

Interest Coverage	3.2	x	2.5	x

Fixed Charge Coverage	1.7	x	1.6	x

Net Debt / EBITDA	6.9	x	9.2	x

Net Debt Less Securities / EBITDA	4.7	x	7.1	x

Net Debt Plus Preferred / EBITDA	10.6	x	13.0	x

Net Debt Less Securities Plus Preferred / EBITDA	8.4	x	10.9	x

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	8

Debt Analysis
(unaudited)
	12/31/2016	12/31/2015
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$296,209,454	$285,958,808
Variable Rate Mortgages	354,529	678,288
Total Mortgages Before Unamortized Debt Issuance Costs	296,563,983	286,637,096
Unamortized Debt Issuance Costs	(3,538,391)	(3,587,294)
Mortgages, Net of Unamortized Debt Issuance Costs	$293,025,592	$283,049,802
Loans Payable:
Unsecured Line of Credit	$20,000,000	$15,000,000
Other Loans Payable	38,393,439	42,986,503
Total Loans Before Unamortized Debt Issuance Costs	58,393,439	57,986,503
Unamortized Debt Issuance Costs	(108,054)	(124,297)
Loans, Net of Unamortized Debt Issuance Costs	$58,285,385	$57,862,206

Total Debt, Net of Unamortized Debt Issuance Costs	$351,310,977	$340,912,008

% Fixed/Floating
Fixed	85.0%	84.5%
Floating	15.0%	15.5%
Total	100.0%	100.0%

Weighted Average Interest Rates
Mortgages Payable	4.40%	4.55%
Loans Payable	3.06%	3.75%
Total Average	4.18%	4.42%

Notes:

(1) Includes a variable rate mortgage with a balance of $10,625,352 and $11,416,309 as of December 31, 2016 and December 31, 2015, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	9

Debt Maturity

(unaudited)

As of 12/31/2016:

Year Ended	Mortgages	Loans		Total	% of Total
2017	$19,660,598	$ 30,566,256	(1)	$50,226,854	14.1%
2018	9,173,393	255,164		9,428,557	2.7%
2019	2,889,970	255,955		3,145,925	0.9%
2020	12,525,896	4,245,631		16,771,527	4.7%
2021	2,228,629	136,771		2,365,400	0.7%
Thereafter	250,085,497	22,933,662		273,019,159	76.9%

Total Debt Before Unamortized Debt Issuance Cost	296,563,983	58,393,439		354,957,422	100.0%

Unamortized Debt Issuance Cost	(3,538,391)	(108,054)		(3,646,445)

Total Debt, Net of Unamortized Debt Issuance Costs	$293,025,592	$58,285,385		$351,310,977

Notes:

(1) Includes $20 million balance outstanding on the Company’s Line of Credit due March 2017.

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	10

Property Summary and Snapshot

(unaudited)

	12/31/2016	12/31/2015	% Change
Communities	101	98	3.1%
Developed Sites	18,054	17,793	1.5%
Occupied	14,499	14,013	3.5%
Occupancy % (1)	81.0%	79.5%	1.5%
Monthly Rent Per Site	$422	$411	2.7%
Total Rentals	4,659	3,732	24.8%
Occupied Rentals	4,261	3,466	22.9%
Rental Occupancy %	91.5%	92.9%	-1.4%
Monthly Rent per Home Rental	$709	$696	1.9%

Region	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)
Indiana	9	661	561	100	2,657	1,907	71.8%	$395	858	795	92.7%	$707
Michigan	2	68	68	-0-	354	239	67.5%	$421	129	112	86.8%	$702
New Jersey	4	348	187	161	1,006	969	96.3%	$592	40	38	95.0%	$907
New York	7	396	301	95	1,131	912	80.6%	$490	261	234	89.7%	$855
Ohio	30	1,324	961	363	4,592	3,614	78.7%	$354	1,083	982	90.7%	$645
E. Pennsylvania	26	963	805	158	3,591	3,034	84.5%	$463	766	689	89.9%	$737
W. Pennsylvania	16	904	723	181	2,910	2,252	77.4%	$393	767	696	90.7%	$715
Tennessee	7	413	321	92	1,813	1,572	86.7%	$430	755	715	94.7%	$708
Total as of December 31, 2016	101	5,077	3,927	1,150	18,054	14,499	81.0%	$422	4,659	4,261	91.5%	$709
Acquisitions (4)	5	382	288	94	1,291	860	66.6%	$362	110	65	59.1%	$691
Grand Total	106	5,459	4,215	1,244	19,345	15,359	80.0%	$419	4,769	4,326	90.7%	$708

Notes:

(1) The 156 Vacant Sites at Memphis Blues are not included in the calculation of occupancy.

(2) Total and Vacant Acreage of 220 for the Mountain View Estates property is not included in the summary since there are no current sites and approval for sites is still in process.

(3) Includes home and site rent charges.

(4) Acquisitions of 5 communities, 2 in Indiana and 2 in Ohio on 1/20/17, and 1 in Pennsylvania on 1/24/17.

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	11

Same Property Statistics
(unaudited)
	For Three Months Ended				For Twelve Months Ended
	12/31/2016	12/31/2015	Change	% Change	12/31/2016	12/31/2015	Change	% Change
Community Net Operating Income

Rental and Related Income	$20,644,722	$18,463,617	$2,181,105	11.8%	$80,460,591	$71,267,186	$9,193,405	12.9%
Community Operating Expenses	8,770,756	8,123,572	647,184	8.0%	35,580,682	33,522,758	2,057,924	6.1%

Community NOI	$11,873,966	$10,340,045	$1,533,921	14.8%	$44,879,909	$37,744,428	$7,135,481	18.9%

	As of
	12/31/2016	12/31/2015	% Change
Other Information
Total Sites	14,829	14,856	-0.2%
Occupied Sites	12,577	12,322	2.1%
Occupancy %	84.8%	82.9%	1.9%
Number of Properties	88	88	N/A
Developed Acreage	3,223	3,223	N/A
Vacant Acreage	894	894	N/A
Monthly Rent Per Site	$427	$414	3.1%
Total Rentals	4,042	3,313	22.0%
Occupied Rentals	3,721	3,117	19.4%
Rental Occupancy	92.1%	94.1%	-2.0%
Monthly Rent Per Home Rental	$715	$700	2.1%

Notes:

Same Property includes all properties owned as of January 1, 2015, with the exception of Memphis Blues.

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	12

Acquisition Summary

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres

2015	10	2,774	1,764	64%	$81,217,000	717
2016	3	289	215	74%	$7,277,000	192
2017	5	1,291	860	67%	$36,510,000	382

2016 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Lakeview Meadows	September 1, 2016	OH	81	1,355,000	53	53%
Wayside	September 1, 2016	OH	84	1,599,000	18	74%
Springfield Meadows	December 19, 2016	OH	124	4,323,000	121	89%
Total 2016 to Date			289	7,277,000	192	74%

2017 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Hillcrest Estates and Marysville Estates	January 20, 2017	OH	532	9,588,000	149	57%
Boardwalk and Parke Place	January 20, 2017	IN	559	24,437,000	155	77%
Hillcrest Crossing	January 24, 2017	PA	200	2,485,000	78	40%
Total 2017 to Date			1,291	36,510,000	382	67%

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	13

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 29,279,000 and 28,136,000 shares for the three and twelve months ended December 31, 2016, respectively, and 27,024,000 and 25,973,000 for the three and twelve months ended December 31, 2015, respectively. Common stock equivalents resulting from stock options in the amount of 449,000 and 327,000 shares for the three and twelve months ended December 31, 2016, respectively, and 46,000 and 40,000 shares for the three and twelve months ended December 31, 2015, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2015, with the exception of Memphis Blues.

EBITDA is calculated as net income plus interest expense, franchise taxes,depreciation expense and acquisition costs.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	14

Press Release Dated March 8, 2017

FOR IMMEDIATE RELEASE	March 8, 2017
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE YEAR ENDED AND THE FOURTH QUARTER ENDED DECEMBER 31, 2016

FREEHOLD, NJ, March 8, 2017........ UMH Properties, Inc. (NYSE:UMH) reported Total Income of $99,214,000 for the year ended December 31, 2016 as compared to $81,517,000 for the year ended December 31, 2015, representing an increase of 22%. Total Income for the quarter ended December 31, 2016 was $25,144,000 as compared to $21,924,000 for the quarter ended December 31, 2015, representing an increase of 15%. Net Loss Attributable to Common Shareholders amounted to $2,569,000 or $0.09 per diluted share for the year ended December 31, 2016 as compared to $6,123,000 or $0.24 per diluted share for the year ended December 31, 2015, representing an improvement of 58%. Net Loss Attributable to Common Shareholders amounted to $413,000 or $0.01 per diluted share for the quarter ended December 31, 2016 as compared to $2,425,000 or $0.10 per diluted share for the quarter ended December 31, 2015, representing an improvement of 83%.

Core Funds from Operations (“Core FFO”) was $20,731,000 or $0.74 per diluted share for the year ended December 31, 2016 as compared to $14,267,000 or $0.55 per diluted share for the year ended December 31, 2015, representing an increase in Core FFO per diluted share of 35%. Core FFO was $5,719,000 or $0.20 per diluted share for the quarter ended December 31, 2016 as compared to $3,894,000 or $0.14 per diluted share for the quarter ended December 31, 2015, representing an increase in Core FFO per diluted share of 43%. Normalized Funds from Operations (“Normalized FFO”), was $18,446,000 or $0.66 per diluted share for the year ended December 31, 2016, as compared to $14,188,000 or $0.55 per diluted share for the year ended December 31, 2015, representing an increase in Normalized FFO per diluted share of 20%. Normalized FFO was $5,333,000 or $0.18 per diluted share for the quarter ended December 31, 2016, as compared to $3,817,000 or $0.14 per diluted share for the quarter ended December 31, 2015, representing an increase in Normalized FFO per diluted share of 29%.

A summary of significant financial information for the three and twelve months ended December 31, 2016 and 2015 is as follows:

	For the Three Months Ended
	December 31,
	2016	2015

Total Income	$25,144,000	$21,924,000
Total Expenses	$20,635,000	$19,256,000
Gain on Sales of Securities, net	$386,000	$77,000
Net Loss Attributable to Common Shareholders	$(413,000)	$(2,425,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.01)	$(0.10)
Core FFO (1)	$5,719,000	$3,894,000
Core FFO (1) per Diluted Common Share	$0.20	$0.14
Normalized FFO (1)	$5,333,000	$3,817,000
Normalized FFO (1) per Diluted Common Share	$0.18	$0.14
Weighted Average Diluted Shares Outstanding	28,830,000	26,978,000

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UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	15

	For the Twelve Months Ended
	December 31,
	2016	2015

Total Income	$99,214,000	$81,517,000
Total Expenses	$83,256,000	$72,077,000
Gain on Sales of Securities, net	$2,285,000	$204,000
Net Loss Attributable to Common Shareholders	$(2,569,000)	$(6,123,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.09)	$(0.24)
Core FFO (1)	$20,731,000	$14,267,000
Core FFO (1) per Diluted Common Share	$0.74	$0.55
Normalized FFO (1)	$18,446,000	$14,188,000
Normalized FFO (1) per Diluted Common Share	$0.66	$0.55
Weighted Average Diluted Shares Outstanding	27,809,000	25,933,000

A summary of significant balance sheet information as of December 31, 2016 and 2015 is as follows:

	December 31, 2016	December 31, 2015

Gross Real Estate Investments	$640,217,000	$577,709,000
Securities Available for Sale at Fair Value	$108,755,000	$75,011,000
Total Assets	$680,445,000	$600,317,000
Mortgages Payable, net	$293,026,000	$283,050,000
Loans Payable, net	$58,285,000	$57,862,000
Total Shareholders’ Equity	$317,032,000	$246,238,000

Samuel A. Landy, President and CEO, commented on the 2016 results.

“We are pleased to announce another excellent year of increasing financial operating results and strong overall performance. Our accomplishments during the year included:

●	Generated an increase in Normalized FFO share growth of 20.0%, representing our fourth consecutive year of double-digit growth;
●	Increased Community Net Operating Income (“NOI”) by 27.4%;
●	Increased same property Community NOI by 18.9%;
●	Increased same property occupancy from 82.9% to 84.8%;
●	Improved our Operating Expense Ratio from 49.6% to 47.0%;
●	Generated approximately $2.3 million in net realized gains in addition to the $16.7 million in unrealized gains we held at yearend on our REIT securities investments;
●	Acquired 3 communities containing approximately 300 home sites for a total cost of $7.3 million;
●	Increased our rental home portfolio by 900 homes, representing an increase of 25% to 4,700 total rental homes;
●	Raised approximately $22 million in common equity capital through our Dividend Reinvestment and Stock Purchase Plan;
●	Issued 2 million shares of our 8.0% Series B Cumulative Redeemable Preferred Stock raising net proceeds of approximately $49 million;
●	Financed/refinanced four communities for a total of $32 million; and
●	Reduced our weighted average mortgage interest rate from 4.6% to 4.4%.”

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UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	16

Mr. Landy stated, “UMH was one of the top performing REITs in 2016, with a total shareholder return of 59%. This year also marks our fourth consecutive year of double-digit earnings per share growth, increasing Normalized FFO per diluted share by 20.0%, from $0.55 per diluted share in 2015 to $0.66 per diluted share in 2016. For the fourth quarter, our Normalized FFO was $0.18 per diluted share as compared to $0.14 per diluted share in the prior year period, representing an increase of 28.6%. We have reached the point where our dividends are once again covered by our Normalized FFO.”

“Our excellent results are fueled by our solid same property metrics. Year over year, same property revenue increased 12.9% while expenses only increased 6.1% resulting in an increase in same property NOI of 18.9%. These results were led by a same property occupancy gain of 190 basis points.”

“We have continued to acquire value-add communities and in 2016 we purchased 3 communities containing approximately 300 developed homesites for an aggregate cost of approximately $7.3 million. Subsequent to yearend, we completed the acquisition of an additional 5 communities containing approximately 1,300 developed homesites for an aggregate cost of approximately $36.5 million. These communities are located in regions where we are seeing increased demand and should provide us with an opportunity to significantly improve community operating results.”

“Our securities portfolio delivered exceptional results this year. We are very pleased with our current holdings which had $16.7 million in net unrealized gains at yearend, in addition to the $6.6 million in dividend income and $2.3 million in net realized gains generated during the year.”

“With respect to our capital markets activity, during 2016 we raised approximately $49 million through the issuance of 2 million shares of our 8% Series B Cumulative Redeemable Perpetual Preferred Stock. This offering further strengthens our balance sheet and positions the Company to continue to deliver these positive results.”

“Our 2016 results reflect consistent strong performance across our portfolio and positions us for continued success in 2017.”

UMH Properties, Inc. will host its Fourth Quarter and Year End 2016 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, March 9, 2017 at 10:00 a.m. Eastern Time.

The Company’s 2016 fourth quarter and yearend financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, March 9, 2017. It will be available until May 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10100433. A transcript of the call and the webcast replay will be available at the company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 106 manufactured home communities containing approximately 19,300 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan. In addition, the Company owns a portfolio of REIT securities.

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UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	17

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1) Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three and twelve months ended December 31, 2016 and 2015 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Net Loss Attributable to Common Shareholders	$(413,000)	$(2,425,000)	$(2,569,000)	$(6,123,000)
Depreciation Expense	6,121,000	5,412,000	23,214,000	18,878,000
(Gain) Loss on Sales of Depreciable Assets	(22,000)	14,000	2,000	80,000
FFO Attributable to Common Shareholders	5,686,000	3,001,000	20,647,000	12,835,000
Acquisition Costs	28,000	508,000	79,000	957,000
Cost of Early Extinguishment of Debt	5,000	385,000	5,000	475,000
Core FFO Attributable to Common Shareholders	5,719,000	3,894,000	20,731,000	14,267,000
Gain on Sales of Securities, net	(386,000)	(77,000)	(2,285,000)	(204,000)
Settlement of Litigation	-0-	-0-	-0-	125,000
Normalized FFO Attributable to Common Shareholders	$5,333,000	$3,817,000	$18,446,000	$14,188,000

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 29,279,000 and 28,136,000 shares for the three and twelve months ended December 31, 2016, respectively, and 27,024,000 and 25,973,000 for the three and twelve months ended December 31, 2015, respectively. Common stock equivalents resulting from stock options in the amount of 449,000 and 327,000 shares for the three and twelve months ended December 31, 2016, respectively, and 46,000 and 40,000 shares for the three and twelve months ended December 31, 2015, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

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UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	18

The following are the cash flows provided (used) by operating, investing and financing activities for the twelve months ended December 31, 2016 and 2015:

	2016	2015
Operating Activities	$29,353,000	$25,708,000
Investing Activities	(77,567,000)	(148,675,000)
Financing Activities	45,895,000	121,420,000

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UMH Properties, Inc. | Fourth Quarter FY 2016 Supplemental Information	19